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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2003

                              MERCHANTS GROUP, INC.

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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

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
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                     1-9640                                  16-1280763

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            (Commission File Number)              (I.R.S. Employer Identification No.)

      250 Main Street, Buffalo, New York                       14202

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   (Address of principal executive offices)                  (Zip Code)
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       Registrant's telephone number, including area code: (716) 849-3333

                                (NOT APPLICABLE)

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(Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS



     Item 7.      Financial Statements and Exhibits.
     Item 9.      Regulation FD Disclosure.
FORM 8-K
EXHIBIT INDEX
Exhibit 99 News Release



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Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed as a part of this report:

              Exhibit No.                Description
                  99           Press release dated May 9, 2003.

Item 9.  Other Events and Regulation FD Disclosure.

         On May 9, 2003, Merchants Group, Inc. issued a press release announcing the appointment of Stephen C. June as President and declaring a regular quarterly dividend. The text of the press release is furnished as an exhibit to this Form 8-K. Under the rules and regulations of the Securities and Exchange Commission, the exhibit and the information in this Form 8-K are deemed to be furnished and not to be filed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS GROUP, INC.



May 12, 2003                           By: /s/       Kenneth J. Wilson
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   Date                                Kenneth J. Wilson
                                       Chief Financial Officer
                                       Treasurer

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                                  EXHIBIT INDEX


Exhibit No.

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99                         Press release dated May 9, 2003.



















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